                                                                    Exhibit 10.8
                                                                    ------------



                          STOCK ACQUISITION AGREEMENT
                               AND PLAN OF MERGER
                               ------------------

     AGREEMENT dated as of the 8th day of December, 1995, among CORNUCOPIA NATURAL FOODS, INC., a Delaware corporation ("CNF"), MPW ACQUISITION CORPORATION, a Delaware corporation ("Newco"), MICHAEL S. FUNK ("MSF") and JUDITH A. FUNK, of Nevada City, California, individually and as Trustees of the Funk Family 1992 Revocable Living Trust (the "Trustees"), and MOUNTAIN PEOPLE'S WAREHOUSE INCORPORATED, a California corporation ("MPW")

     WHEREAS, the Boards of Directors of CNF and MPW deem it advisable and in the best interests of each and its shareholders that CNF and MPW combine in order to advance the long-term interests of each corporation;

     WHEREAS, the Boards of Directors of CNF and MPW wish to effect such business combination through the merger of Newco into MPW following which MPW will become a wholly-owned subsidiary of CNF and the shareholders of MPW will become shareholders of CNF;

     WHEREAS, the parties intend that for federal income tax purposes the transactions contemplated hereby shall constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, the parties intend that for accounting purposes, the acquisition of the outstanding capital stock of MPW by CNF shall be accounted for as a pooling of interests;

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties and agreements contained herein, the parties agree as follows:

     1.   Merger.  (i) Upon  the  terms  and  subject  to  the conditions set
          ------
forth herein, at the Effective Time (as defined below), Newco shall be merged (the "Merger") into MPW in accordance with applicable Delaware and California law, whereupon the separate existence of Newco shall cease, and MPW shall be the surviving corporation (the "Surviving Corporation").

          (ii) As soon as practicable, and in any event not more than 30 days, after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, Newco and MPW will file and CNF will cause to be filed the Certificate of Merger with the Secretaries of State of the States of Delaware and California and make all other filings or recordings required by applicable law in connection with the Merger. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretaries of State of the States of Delaware and California or at such later time as CNF and MPW may agree as set forth in the Certificate of Merger (the "Effective Time").

          (iii) From and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of Newco and MPW, all as provided under Delaware and California law.

          1.2    Conversion of Shares.  At the Effective Time:
                 --------------------

                 (i) each share of capital stock of MPW held by MPW as treasury stock shall be cancelled, and no payment shall be made with respect thereto;

                 (ii) each share of capital stock of Newco outstanding immediately prior to the Effective Time shall be converted into and become one share of capital stock of the Surviving Corporation (the "MPW Merger Share") with the same rights and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation; and

                 (iii) each share of capital stock of MPW outstanding immediately prior to the Effective Time shall, except as otherwise provided in
Section 1.4 with respect to shares as to which appraisal rights have been exercised, be converted into 584.2 shares of common stock, without par value, of CNF (the "CNF Shares") and all shares of capital stock of MPW outstanding immediately prior to the effective time shall be cancelled. In no event shall holders of capital stock of MPW be entitled to receive more than 58,420 shares of CNF common stock in connection with the Merger.

          1.3    Surrender and Payment.  (i) Each holder of shares of MPW that
                 ---------------------
have been converted into a right to receive the CNF Shares upon surrender to CNF of a certificate or certificates representing such shares, together with properly executed stock powers endorsed in blank with, if requested by CNF, signatures guaranteed, will be entitled to receive the CNF Shares to be issued in respect of such shares.

Until so surrendered, each such certificate shall, after the Effective Time, represent for all purposes only the right to receive such CNF Shares.

                 (ii) Any portion of the CNF Shares to be distributed pursuant to Section 1.3(i) in exchange for shares of MPW capital stock for which appraisal rights have been perfected shall be returned to CNF upon demand.

          1.4    Dissenting Shares.  Notwithstanding the provisions of Section
                 -----------------
1.2, shares of MPW capital stock outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such shares in accordance with applicable California law shall not be converted into a right to receive the CNF Shares, unless such holder fails to perfect or withdraws or otherwise loses his or her right to appraisal. If after the Effective Time such holder fails to perfect or withdraws or loses his or her right to appraisal, such shares shall be treated as if they had been converted as of the Effective Time into a right to receive the CNF Shares to be issued in respect of such shares. MPW shall give CNF prompt notice of any demands received by MPW for appraisal of shares, and CNF shall have the right to participate in all negotiations and proceedings with respect to such demands. MPW shall not, except with the prior written consent of CNF, make any payment with respect to, or settle or offer to settle, any such demands.

          1.5    Certificate of Incorporation.  The certificate of Incorporation
                 ----------------------------
of MPW in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with applicable law.

          1.6    Bylaws.  The bylaws of MPW in effect at the Effective Time
                 ------
shall be the bylaws of the Surviving Corporation until amended in accordance with applicable law.

          1.7    Directors  and Officers.  From and after the Effective Time,
                 -----------------------
until successors are duly elected or appointed in accordance with applicable law, (i) the directors of the Surviving Corporation shall consist of MSF and Norman A. Cloutier, and (ii) the officers of the Surviving Corporation shall consist of the persons holding office at the Effective Time.

     2.   Closing; Closing Date.  As soon as practicable after the satisfaction
          ---------------------
or waiver of the conditions set forth in this Agreement (but no later than ten
(10) days thereafter) and prior to the filing of the Certificate of Merger, a closing (the "Closing") of the transactions contemplated hereby shall take place at the offices of Cameron & Mittleman, 56 Exchange Terrace, Providence, Rhode Island or at such other place or such other time or date as the parties shall agree. The time and date upon which the Closing occurs is herein called the "Closing Date".

     3.   Representations and Warranties of MPW and Trustees.  Except as
          --------------------------------------------------
otherwise disclosed in a disclosure statement executed by MPW and the Trustees and delivered to CNF (the "MPW Disclosure Statement") on or before January 19, 1996 (the "Disclosure Date"), the Trustees and MPW, jointly and severally, represent and warrant to CNF as follows:

          3.1    Title to Shares.  The Trustees own beneficially and of record,
                 ---------------
free and clear of any lien, option or other encumbrance, all of the issued and outstanding shares of capital stock of MPW (the "MPW Shares") . At the Effective Time the MPW Merger Share will constitute the only share of issued and outstanding capital stock of MPW, and CNF will become the owner thereof free and clear of any lien or other encumbrance and all the MPW Merger Share will be duly authorized, validly issued and non-assessable.

          3.2    Outstanding Capital Stock.  MPW is authorized to issue 100,000
                 -------------------------
shares, without par value, common stock, of which 100 shares are issued and outstanding and owned beneficially and of record by the Trustees. No other class of capital stock of MPW is authorized or outstanding. All of the MPW Shares are duly authorized and are legally and validly issued, fully paid and nonassessable.

          3.3    Options.  There are no outstanding  options, warrants,
                 -------
convertible securities, subscriptions or other commitments or rights of any nature to acquire any MPW Shares or any other securities of MPW from MPW or the Trustees.

          3.4    Subsidiaries.  MPW does not, directly or indirectly, own or
                 ------------
have the power to vote any securities or other equity interest of any person, except NatureSource, Inc., a Washington corporation ("Subsidiary") . All of the outstanding securities and other equity interests of Subsidiary are owned beneficially and of record by MPW, free and clear of all liens and other encumbrances. There are no outstanding options, warrants, convertible securities, subscriptions or other commitments or rights of any nature to acquire any shares of capital stock or other securities of Subsidiary.

          3.5    Due Incorporation and Qualification.  Each of MPW and
                 -----------------------------------
Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has the corporate power and lawful authority to own, lease and operate its assets, properties and business and to carry on its business as now conducted. Neither MPW nor Subsidiary owns or leases property in any jurisdiction other than its state of incorporation and is not required to be qualified or otherwise authorized to do business in any other jurisdiction in which the failure to be qualified would have a material adverse effect on the business or properties of MPW or Subsidiary, respectively.

          3.6    Financial Statements.
                 --------------------

                 (i) The unaudited balance sheet of MPW as of August 31, 1995 (the "MPW Balance Sheet"), a correct and complete copy of which has been delivered to CNF, correctly and completely presents the financial position of MPW as at such date (the "MPW Balance Sheet Date") in accordance with generally accepted accounting principles ("GAAP") applied on a basis consistent with prior periods. The balance sheets of MPW as of December 31, 1992, December 31, 1993, and December 31, 1994 and each of (a) the respective related statements of operations and retained earnings, and (b) the respective related statements of cash flows for the years then ended, including the footnotes thereto, if any, reviewed by KPMG Peat Marwick LLP ("Peat Marwick"), independent certified public accountants, correct and complete copies of each of which have been or will be on or before the Disclosure Date delivered to CNF, fairly and completely present in all material respects the financial position of MPW as at such dates and the results of its operations for the years then ended in accordance with GAAP applied on a basis consistent with prior periods.

                 (ii) The unaudited balance sheet of Subsidiary as of August 31, 1995, a correct and complete copy of which has been delivered to CNF, correctly and completely presents the financial position of Subsidiary as at such date in accordance with generally accepted accounting principles ("GAAP") applied on a basis consistent with prior periods. The balance sheets of Subsidiary as of January 2, 1993 and January 2, 1994, December 31, 1994 and each of (a) the respective related statements of operation and shareholder's equity,
(b) the respective related statements of cash flows, (c) the respective related statements of changes in financial position, and (d) the respective related statements of earnings and retained earnings for the years then ended, including the footnotes thereto, certified by Deloitte & Touche, independent certified public accountants, and covered by their reports for the fiscal years ended January 2, 1993, January 2, 1994, and December 31, 1994, correct and complete copies of each of which have been or will be on or before the Disclosure Date delivered to CNF, fairly and completely present in all material respects the financial position of Subsidiary as at such dates and the results of its operations for the years then ended in accordance with GAAP applied on a basis consistent with prior periods.

          3.7    Continuity and No Material Adverse Change.  Since the MPW
                 -----------------------------------------
Balance Sheet Date, each of MPW and Subsidiary has operated in conformity with its previous business practices and there has been no material adverse change in the assets, properties, business, prospects or condition, financial or otherwise, of MPW or Subsidiary, and none of the Trustees or MPW know of any such change which is threatened. Since the MPW Balance Sheet Date, there has been no damage, destruction or loss materially affecting the assets, properties, business, prospects or condition, financial or otherwise, of MPW or Subsidiary, whether or not covered by insurance.

          3.8    Permits.  Each of MPW and Subsidiary has complied in all
                 -------
material respects with all federal, state, county, local and foreign laws, ordinances, regulations and orders applicable to it or its business. MPW holds all licenses, permits, orders and approvals of governmental and regulatory bodies (collectively "Permits") material to or necessary for the conduct of its business. All Permits of MPW and Subsidiary are in full force and effect, no violations are or have been recorded in respect of any Permit, and no proceeding is pending or, to the knowledge of any of the Trustees or MPW, threatened to revoke or limit any Permit.

          3.9    Authority to Execute and Perform Agreements.  Each of the
                 -------------------------------------------
Trustees and MPW has the full legal right and power and all authority and, subject to formal approval by the Trustees and Board of Directors of MPW under applicable law (the "MPW Corporate Authorization"), approval required to enter into, execute and deliver this Agreement and to perform fully his, her and its obligations hereunder. This Agreement has been duly executed and delivered by, and constitutes the valid and binding obligation of, each of the Trustees, enforceable in accordance with its terms. The Trustees and MPW shall cause the MPW Corporate Authorization to be obtained on or before the Disclosure Date, and following such action, this Agreement will be duly executed and delivered by and constitute the valid and binding obligation of, MPW enforceable in accordance with its terms. No approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body, and no approval or consent of any other person, is required in connection with the execution and delivery by each of the Trustees and MPW of this Agreement and the performance by each of the Trustees and MPW of the transactions contemplated hereby. The execution and delivery of this Agreement, the consummation of the transactions contemplated under this Agreement, and the performance by each of the Trustees and MPW of this Agreement in accordance with its terms and conditions will not conflict with or result in the breach or violation of, any of the terms or conditions of, or constitute (or with notice or lapse of time or both would constitute) a default under: (i) the governing instruments of MPW; (ii) any contract to which any of the Trustees, MPW or Subsidiary is a party or by or to which it or its assets or properties are bound or subject; (iii) any statute or any regulation, order, judgment or decree of any court or governmental or regulatory body; or
(iv) any Permit.

          3.10   Litigation.  Neither MPW nor Subsidiary is a party to, or
                 ----------
threatened with, any litigation or judicial, administrative or arbitration proceeding which if decided adversely to MPW or subsidiary could have a material adverse effect upon the transactions contemplated hereby or upon its assets, properties, business, prospects or condition, financial or otherwise, of MPW or Subsidiary. None of the Trustees or MPW knows of any dispute with any person which materially and adversely affects, or might materially and adversely affect, the assets, properties, business, prospects or condition, financial or otherwise, of MPW or Subsidiary. None of the Trustees or MPW knows of any present or threatened walkout, strike or any other similar occurrence which materially and adversely affects, or might materially and adversely affect, the assets, properties, business, prospects or condition, financial or otherwise, of MPW or Subsidiary or of any attempt to organize or represent the labor force of MPW or Subsidiary differently from the manner in which it is currently organized and represented.

          3.11   Contracts.  The MPW Disclosure Statement will set forth all of
                 ---------
the following contracts to which MPW or Subsidiary is a party or by or to which it or its assets or properties are bound or subject: (i) contracts with any current or former officer, director, employee, consultant, advisor or shareholder; (ii) contracts with any labor union or association representing any employee; (iii) contracts for the purchase or acquisition of materials, supplies, equipment, merchandise or services (other than purchase orders in the ordinary course of business and other than contracts relating to acquisition, leasing and maintenance of copiers, telephone and other office equipment arising in the ordinary course of business and involving annual payments of not more than $7,500 for each such contract); (iv) warehousing, distributorship, representative, management, marketing, sales agency, printing or advertising agreements; (v) contracts for the sale of any of assets or properties of

MPW or Subsidiary that have a value of $25,000 or more or that are other than in the ordinary course of business; (vi) contracts for the grant to any person of any preferential rights to purchase any of the assets or properties of MPW or Subsidiary; (vii) joint venture contracts relating to the assets, properties or business of MPW or Subsidiary or by or to which it or its assets or properties are bound or subject; (viii) contracts under which MPW or Subsidiary agrees to indemnify or guarantee the obligations of any party, or to refrain from competing with any party; and (ix) loan agreements and any other material contract whether or not made in the ordinary course of business. All of the contracts referred to in the preceding sentence and elsewhere referred to in this Agreement (collectively, the "MPW Contracts") are in full force and effect, and each of MPW and Subsidiary has paid in full or accrued all amounts due thereunder and has satisfied in full or provided for all of its liabilities and obligations thereunder, and is not in material default under any of them, nor is any other party to any MPW Contract in material default thereunder, nor to the knowledge of any of the Trustees or MPW does any condition exist which with notice or lapse of time or both would constitute a default thereunder. Neither MPW nor Subsidiary is a party to or bound by any contract which either individually or in the aggregate materially and adversely affects its assets, properties, business, prospects or condition, financial or otherwise. No approval or consent of any person is needed in order that the MPW Contracts continue in full force and effect following the consummation of the transactions contemplated by this Agreement. Each of the contracts referred to in the first sentence of this Section 3.11 can be terminated upon not more than one month's notice without payment of premium or penalty or any other kind of payment. The MPW Disclosure Statement will include a list of all accounts and agreements of MPW and Subsidiary with banking and other financial institutions and the persons authorized to act thereunder.

          3.12   Real Estate.
                 -----------

                 3.12.1  Ownership of Premises.  Neither MPW nor
                         ---------------------
Subsidiary owns any real property or improvements, except leasehold improvements under the MPW Real Property Leases (as defined below).

                 3.12.2  Leased Properties.  The MPW Disclosure
                         -----------------
Statement will contain a correct and complete list of all leases, subleases, licenses and other contracts (collectively, the "MPW Real Property Leases") under which either MPW or Subsidiary uses or occupies or has the right to use or occupy, now or in the future, any real property (the land, buildings and other improvements covered by the MPW Real Property Leases being herein called the "MPW Real Estate"). Each MPW Real Property Lease is valid, binding and in full force and effect, all rent and other sums and charges payable by MPW or Subsidiary as tenant thereunder are current, no notice of default or termination under any MPW Real Property Lease is outstanding, no termination event or condition or uncured default on the part of MPW or Subsidiary, or to the knowledge of any of the Trustees and MPW, the landlord, exists under any MPW Real Property Lease, and to the knowledge of any of the Trustees and MPW, no event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default or termination event or condition. There is no underlying mortgage, deed of trust, lease, grant of term or other estate in or interest affecting any MPW Real Estate which is superior to the interest of MPW or Subsidiary as tenant under the applicable MPW Real Property Lease. MPW or Subsidiary holds the leasehold estate under and interest in each MPW Real Property Lease free and clear of all liens or other encumbrances, except liens and encumbrances which do not and will not interfere with the use and enjoyment of the MPW Leased Real Property in the ordinary course of business. Neither MPW nor Subsidiary has any ownership, financial or other interest in the landlord under any MPW Real Property Lease.

                 3.12.3  Entire Premises.  All of the land, buildings,
                         ---------------
structures and other improvements used by each of MPW and Subsidiary in the conduct of its business are included in the MPW Leased Real Property.

                 3.12.4  Space Leases.  Neither MPW nor Subsidiary is a party to
                         ------------
any lease, sublease, license or other contract granting to any person other than MPW or Subsidiary any right to the possession, use, occupancy or enjoyment of the MPW Real Estate or any portion thereof.

                 3.12.5  No Options.  MPW does not own or hold, and is not
                         ----------
obligated under or a party to, any option, right of first refusal or other contractual right to purchase, acquire, sell or dispose of the MPW Real Estate or any portion thereof or interest therein.

                 3.12.6  Condition and Operation of Improvements.  All
                         ---------------------------------------
components of all buildings, structures and other improvements included within the

MPW Real Estate (the "MPW improvements") are in good and normal working order and repair.

                 3.12.7  Real Property Permits and Insurance.  All certificates
                         -----------------------------------
of occupancy, permits, licenses, franchises, approvals and authorizations (collectively, "MPW Real Property Permits") of all governmental authorities having jurisdiction over the MPW Real Estate, and from all insurance companies and fire rating and other similar boards and organizations (collectively, "insurance organizations"), required or appropriate to have been issued to MPW or Subsidiary to enable the MPW Real Estate to be lawfully occupied and used for all of the purposes for which they are currently occupied and used have been lawfully issued and are, as of the date hereof, in full force and effect. All policies of liability and casualty insurance (collectively, "MPW Insurance Policies") heretofore contracted for by MPW or subsidiary, or customarily maintained with respect to other similar properties in the region, or required in connection with the ownership, leasing, use occupancy or operation of the MPW Real Estate as currently used, occupied and operated, have been issued to MPW or subsidiary by reputable insurance companies and are currently in full force and effect. Neither MPW nor Subsidiary has received, or been informed by a third party of the receipt by it, of any notice from any governmental authority having jurisdiction over the MPW Real Estate or from any insurance organization threatening a suspension, revocation, modification or cancellation of any MPW Real Estate Permit or MPW Insurance Policy, as the case may be, and, to the knowledge of each of the Trustees and MPW, there is no basis or the issuance of any such notice or the taking of any such action.

                 3.12.8  Compliance with Law.  To the knowledge of each of the
                         -------------------
Trustees and MPW, the MPW Real Estate is in compliance in all material respects with all applicable building, zoning, environmental and other land use and similar laws, codes, ordinances, rules, regulations and orders of governmental authorities (collectively, "Real Property Laws"), and none of the Trustees and MPW has received any notice of violation or claimed violation of any Real Property Law.

                 3.12.9  Condemnation.  None of the Trustees and MPW has
                         ------------
received notice of, and none has any knowledge of any pending, threatened or contemplated condemnation proceeding affecting the MPW Real Estate or any part thereof or of any sale or other disposition of the MPW Real Estate or any part thereof in lieu of condemnation.

                 3.12.10 Casualty.  No portion of the MPW Real Estate has
                         --------
suffered any material damage by fire or other casualty which has not been completely repaired and restored to its original condition.

                 3.12.11 Encroachments.  To the knowledge of each of the
                         -------------
Trustees and MPW, there are no encroachments or other facts or conditions affecting any parcel of MPW Real Estate that would be revealed by an accurate survey thereof which would, individually or in the aggregate, (i) interfere in any material respect with the use, occupancy or operation thereof as currently used, occupied and operated or as intended to be used, occupied and operated or
(ii) materially reduce
the fair market value thereof below the fair market value such parcel would have had but for such encroachment or other fact or condition. To the knowledge of each of the Trustees and MPW, no portion of any MPW Improvement encroaches upon any property not included within the MPW Real Estate or upon the area of any easement affecting the MPW Real Estate.

          3.13   Accounts and Notes Receivable.  All accounts and notes
                 -----------------------------
receivable reflected on the MPW Balance Sheet and the Subsidiary Balance Sheet and all accounts and notes receivable arising subsequent to the MPW Balance Sheet Date have or will have arisen in the ordinary course of business, represent valid obligations to MPW or Subsidiary, as the case may be, and have been collected or will be collected in the aggregate amounts thereof recorded on the books of MPW or subsidiary, as the case may be, in each case net of the reserve for bad debts reflected on the MPW Balance Sheet or Subsidiary Balance Sheet.

          3.14   Inventory.  The inventory of MPW and Subsidiary as set forth on
                 ---------
the MPW Balance Sheet and Subsidiary Balance Sheet, respectively, was, and the inventory of each of MPW and Subsidiary on the date hereof and on the Closing Date will be, in good and merchantable condition, reasonably in balance and in useable or saleable condition in the ordinary course of business, except for obsolete or defective materials and any excess stock items which alone and in the aggregate are not material. Such inventory does not include any material amounts of any item that was at any prior time written off or written down by MPW or Subsidiary. To the knowledge of the Trustees and MPW, there is no adverse condition affecting the supply of materials or inventories available to MPW or Subsidiary.

          3.15   Tangible Property.  Each of MPW and Subsidiary owns or leases
                 -----------------
all plant, machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, structures, any related capitalized items and other tangible property material to its business and necessary to the continued conduct of business in the ordinary course by each of MPW and Subsidiary (collectively, "MPW Tangible Property"). All material leases, conditional sale contracts, franchises or licenses pursuant to which MPW or Subsidiary may hold or use any interest owned or claimed by it (including, without limitation, options) in or to Tangible Property are in full force and effect and, with respect to the performance by MPW or Subsidiary, there is no material default or event of default or event which with notice or lapse of time or both would constitute a material default. The MPW Tangible Property is in good and normal operating condition and repair, and MPW has not received notice, and none of the Trustees and MPW has any knowledge, that any of it is in material violation of any existing law or any building, zoning, health, safety or other ordinance, code or regulation.

          3.16   Intangible Property.  The MPW Disclosure Statement will set
                 -------------------
forth all patents, copyrights, trademarks, service marks, trade names and franchises of MPW and Subsidiary (collectively, "MPW Intangible Property"), all applications for MPW Intangible Property, and all permits, grants and licenses or other rights running to or from MPW or Subsidiary relating to MPW Intangible Property which are material to or used in the business of MPW or Subsidiary. All such MPW Intangible Property is owned by MPW and Subsidiary, as the case may be, free and clear of any liens or other encumbrances. MPW has no notice of any adversely held patent, invention, copyright, trademark, service mark or trade name of any other person or notice of any claim of any other person relating to any of the MPW Intangible Property or any process or confidential information of MPW or Subsidiary and none of the Trustees or MPW knows of any basis for any such charge or claim.

          3.17   Liens.  Each of MPW and Subsidiary owns and will on the Closing
                 -----
Date own outright and has and will have good and marketable title to all of its assets and properties, including, without limitation, all of the assets and properties reflected on the MPW Balance Sheet and Subsidiary Balance Sheet, in each case free and clear of any lien or other encumbrance, except for: (i) immaterial assets and properties; and (ii) liens or other encumbrances securing taxes, assessments, governmental charges or levies, or the claims of materialmen, carriers, landlords and like persons, which are not yet due and payable.

          3.18   Suppliers and Customers.  The MPW Disclosure Statement will set
                 -----------------------
forth the 20 largest suppliers and customers of MPW and Subsidiary, together, based on dollar values of September 30, 1995. The relationships of each of MPW and subsidiary with its suppliers and customers are good commercial working relationships, and no such supplier or customer has cancelled or threatened to cancel its relationship with MPW or subsidiary or has during the last 12 months decreased materially, or threatened to decrease or limit materially, its services, supplies or materials to MPW or Subsidiary or its usage of MPW's or Subsidiary's services or products. MPW does not have any notice, and neither of the Trustees has any knowledge, that any such supplier or customer intends to cancel or otherwise modify its relationship with MPW or Subsidiary or to decrease materially or limit its services, supplies or materials to MPW or Subsidiary or its usage of the services or products of MPW or Subsidiary, and the Merger will not, to the best of the knowledge and belief of each of the Trustees and MPW, adversely affect the relationship with any such supplier or customer.

          3.19   Insurance.  The MPW Disclosure Statement sets forth all
                 ---------
policies or binders of fire, liability, workmen's compensation, product liability, vehicular or other insurance held by or on behalf of each of MPW and Subsidiary (specifying the insurer, the policy number or covering note number with respect to binders, and describing each pending claim thereunder of more than $25,000, other than workers compensation claims and personal injury claims fully covered by insurance and arising in the ordinary course of business). Such policies and binders are in full force and effect. Neither MPW nor Subsidiary is in default with respect to any provision contained in any such policy or binder and neither has failed to give any notice or present any claim under any such policy or binder in due and timely fashion. None of the Trustees or MPW has received a notice of cancellation or non-renewal of any such policy or binder.

          3.20   Officers, Directors and Employees.  The MPW Disclosure
                 ---------------------------------
Statement sets forth a correct and complete list of all officers, directors and employees of each of MPW or Subsidiary as of the date thereof and the September 30, 1995 payroll of MPW and Subsidiary. There has been no material change in such payroll since such date.

          3.21   Operations of MPW and Subsidiary.  From the MPW Balance Sheet
                 --------------------------------
Date  through the date hereof neither MPW nor Subsidiary has:

                 (i) merged with or into or consolidated with any other person, or changed or agreed to change in any manner the character of its business;

                 (ii) entered into or amended any employment agreement, entered into any agreement with any labor union or association representing any employee or entered into or amended any MPW Benefit Plan (as defined in Section 3.26);

                 (iii) incurred any indebtedness for borrowed money, except in the ordinary course of business under existing agreements;

                 (iv) declared or paid any dividends or declared or made any distributions of any kind to its shareholders;

                 (v) increased the aggregate amount of indebtedness and other liabilities of MPW or Subsidiary to the Trustees or either of them and all entities owned or controlled by the Trustees or either of them;

                 (vi)    waived any right of material value. to its business;

                 (vii) materially changed any of its business policies, including, without limitation, advertising, marketing, pricing, purchasing, personnel, sales, returns, budget or product acquisition policies;

                 (viii) made any wage or salary increase or bonus, or increase in any other direct or indirect compensation, for or to any officer, employee, consultant or agent, or any accrual for or commitment or agreement to make or pay the same, other than to persons not officers, directors or shareholders of MPW or Subsidiary made in the ordinary course of business;

                 (ix) made any loan or advance to any of its officers, directors, employees, consultants, agents or shareholders, other than travel advances made in the ordinary course of business;

                 (x) made any payment or commitment to pay any severance or termination pay to any of its officers, directors, employees, consultants or agents, other than to persons not officers, directors or shareholders of MPW or Subsidiary made in the ordinary course of business;

                 (xi) except in the ordinary course of business: entered into any lease (as lessor or lessee); sold, abandoned or made any other disposition of any of its assets or properties; granted or suffered any lien or other encumbrance on any of its assets or properties; entered into or amended any contract to which it is a party or by or to which it or its assets or properties are bound or subject or pursuant to which it agrees to indemnify any party or refrain from competing with any party;

                 (xii) except in the ordinary course of business, incurred or assumed any debt, obligation or liability (whether absolute or contingent, whether or not currently due and payable and whether with an affiliate or otherwise);

                 (xiii) except for inventory or equipment acquired in the ordinary course of business, made any acquisition of all or any part of the assets, properties, capital stock or business of any other person;

                 (xiv) except in the ordinary course of business, entered into any other material contract or other agreement or other material transaction; or

                 (xv) except in the ordinary course of business, otherwise paid or transferred to any person any cash or cash equivalents of MPW or Subsidiary.

          3.22   Potential Conflicts of Interest.  No officer, director or
                 -------------------------------
shareholder of MPW or Subsidiary (i) owns, directly or indirectly, any interest in (excepting not more than 1% stock holdings for investment purposes in securities of publicly held and traded companies) or is an officer, director, employee or consultant of any person which is a competitor, lessor, lessee, customer or supplier of MPW or Subsidiary; (ii) owns, directly or indirectly, in whole or in part, any copyright, trademark, trade name, service mark, franchise, patent, invention, permit, license or secret or confidential information which MPW or Subsidiary is using or the use of which is necessary for the business of MPW or Subsidiary; or (iii) has any cause of action or other claim whatsoever against, or owes any amount to, MPW or Subsidiary, except for claims in the ordinary course of business, such as for accrued vacation pay, accrued benefits under any MPW Benefit Plan and similar matters and agreements existing on the date hereof.

          3.23   Full Disclosure.  All documents and other papers delivered by
                 ---------------
or on behalf of the Trustees or MPW to CNF in connection with this Agreement and the transactions contemplated hereby are and will be complete and correct in all material respects; and all contracts to which MPW or subsidiary is a party are valid, subsisting and binding on the parties thereto in accordance with their terms. The information furnished by or on behalf of the Trustees or MPW to CNF in connection with this Agreement and the transactions contemplated hereby does not and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact necessary to make the statements made, in the context in which made, not false or misleading.

          3.24   No Broker.  No broker, finder, agent or similar intermediary
                 ---------
has acted for or on behalf of the Trustees or MPW in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with any of the Trustees or MPW or any action taken by any of them.

          3.25   Liabilities.  As at the MPW Balance Sheet Date, to the
                 -----------
knowledge of any of the Trustees and MPW, neither MPW nor Subsidiary had any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise, including, without limitation, liabilities on account of Taxes (as defined in Section 11) other governmental charges or lawsuits brought, whether or not of a kind required by GAAP to be set forth on a financial statement ("Liabilities"), which are not fully and adequately reflected on the MPW Balance Sheet or Subsidiary Balance Sheet. To the knowledge of each of the Trustees and MPW, neither MPW nor Subsidiary has any Liabilities, other than (i) Liabilities fully and adequately reflected on the MPW Balance Sheet or Subsidiary Balance Sheet and (ii) normal or recurring liabilities incurred since the MPW Balance Sheet Date in the ordinary course of business consistent with past practice. None of the Trustees and MPW has any knowledge of any circumstances, conditions, events or arrangements which may hereafter give rise to any Liabilities of MPW or Subsidiary or any successor to the business of MPW or Subsidiary except in the ordinary course of business.

          3.26   Employee Benefit Plans.
                 ----------------------

                 (i) If so requested MPW has delivered or will deliver to CNF complete and correct copies of: (a) all plan texts, agreements and material employee communications relating to each MPW Benefit Plan; (b) all summary plan descriptions (whether or not required to be furnished pursuant to ERISA), the most recent annual report (including all schedules thereto) and the most recent annual and periodic accounting of related plan assets with respect to each MPW Benefit Plan which is an "employee benefit plan" (within the meaning of section 3(3) of ERISA); and (c) the most recent actuarial valuation and the most recent determination letter received from the Internal Revenue Service with respect to each Pension Plan.

                 (ii) No event has occurred, and there exists no condition or set of circumstances in connection with which MPW, Subsidiary or any MPW Benefit Plan or CNF, directly or indirectly, could be subject to any liability under ERISA, the

Code or any other law, regulation or governmental order with respect to any employee benefit plan described in section 3(3) of ERISA.

                 (iii) With respect to each MPW Benefit Plan: (a) each of MPW and Subsidiary has made all payments due from it to date and all amounts properly accrued to date as liabilities of MPW or Subsidiary which have not been paid have been properly recorded on the books of MPW or Subsidiary; (b) no such plan which is subject to section 302 of ERISA or section 412 of the Code has incurred any "accumulated funding deficiency" (as defined in either such section), whether or not waived; (c) each such plan conforms to, and its administration is in compliance with, all applicable laws and regulations, including but not limited to ERISA and the Code; (d) each such plan which is a Pension Plan intended to qualify under section 401(a) or 403(a) of the Code has received a favorable determination letter from the Internal Revenue Service with respect to such qualification and with respect to the exempt status of its related trust under section 501(a) of the Code (or an application therefor is pending and such application, whether relating to initial qualification of such plan or a subsequent amendment or restatement thereof, has been timely filed to permit retroactive amendments to the plan, if required, pursuant to section 401(b) of the Code) and nothing has occurred since the date of such letter that would adversely affect such qualification or exemption; (e) each such plan which is a "group health plan" (as defined in ERISA Section 607(1)), has been operated in compliance with the provisions of Part 6 of Title I of ERISA and Code section 4980B at all times; (f) there is no contract or arrangement with respect to which either MPW or Subsidiary is directly or indirectly liable that would result in the payment of any amount that would not, by operation of Code section 280G, be deductible; and (g) there are no actions, suits or claims pending (other than routine claims for benefits) or threatened with respect to any MPW Benefit Pan or against the assets of any MPW Benefit Plan.

                 (iv) Neither MPW nor subsidiary has incurred any liability to the Pension Benefit Guaranty Corporation on account of the termination of a Pension Plan, and no proceeding has been initiated to terminate any such plan; and neither MPW nor Subsidiary has incurred, and MPW does not reasonably expect that either will incur, any liability on account of an employee benefit plan termination, whether to the Pension Benefit Guaranty Corporation or otherwise, except for required premium payments, which payments have been made when due. Excluding the transactions contemplated by this Agreement, no event has occurred, and there exists no condition or set of circumstances which presents a material risk of the partial termination of any Pension Plan.

                 (v) No MPW Benefit Plan provides medical or death benefits (whether or not insured) with respect to current or former employees of MPW or Subsidiary beyond their retirement or other termination of service (other than (a) coverage mandated by law or (b) death benefits under any Pension Plan).

                 (vi) There are no reserves, assets, surplus or prepaid premiums under any Benefit Plan which is a "welfare plan" (as defined in section 3 (1) of ERISA).

                 (vii) There are no unfunded benefit obligations arising in any jurisdiction which are not accounted for by reserves shown on the financial statements of MPW or Subsidiary and established under generally accepted accounting principles, or otherwise noted on such statements.

                 (viii) The present value of all "benefit liabilities" (as defined in section 4001(a)(16) of ERISA) under each Pension Plan which is a "defined benefit plan" (as defined in section 3(35) of ERISA) did not exceed as of the most recent plan actuarial valuation date the then current fair market value of the assets of such plan. For purposes of determining the present value of benefit liabilities under any such plan, the actuarial assumptions and methods used under such plan for the most recent plan actuarial valuation shall be used, except that the interest and mortality assumptions utilized by the Pension Benefit Guaranty Corporation for valuing liabilities of Pension Plans terminating as of the Closing Date shall be substituted for the interest and mortality assumptions used by such plan, and all benefits provided under such plan shall be deemed to be fully vested.

                 (ix) The consummation of the transactions contemplated by this Agreement will not (a) entitle any current or former employee of MPW or Subsidiary to severance pay, unemployment compensation or any similar payment, or (b) accelerate the time of payment or vesting, or increase the amount of any compensation due to any such employee or former employee.

                 (x) No MPW Benefit Plan is a "multiple employer plan," within the meaning of the Code or ERISA or the regulations promulgated thereunder, or a "multiemployer plan", as defined in section 4001(a)(3) of ERISA, and neither MPW nor the Subsidiary has made any contributions to or participated in any "multiple employer plan" or "multiemployer plan" (as defined above) since September 25, 1980.

                 (xi) Whenever any of the terms set forth below is used in this Section 3.26 or elsewhere in this Agreement it shall have the following meaning: (a) "MPW Benefit Plan" shall mean any plan, agreement, arrangement or commitment which is an employment, consulting or deferred compensation agreement, or an executive compensation, incentive bonus, employee pension, profit-sharing, savings, retirement, stock option, stock purchase, or severance pay plan, or a life, health, disability or accident insurance plan, or a holiday, vacation, Christmas or other bonus practice or other employee benefit plan, agreement, arrangement or commitment, including, without limitation, any "employee benefit plan, as defined in section 3(3) of ERISA, maintained by or with respect to which MPW or Subsidiary has or in the future may have, any liability or obligation with respect to any current or former employees of MPW, Subsidiary, or its beneficiaries; (b) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended; and (c) "Pension Plan" shall mean a Benefit Plan which is a "pension plan," as defined in section 3(2) of ERISA.

          3.27   Tax Matters.
                 -----------

                 (i) Each of MPW and Subsidiary has: (a) timely paid all Taxes required to be paid by it through the date hereof and shall timely pay all Taxes required to be paid by it after the date hereof and through the Closing Date; and (b) timely filed all returns, declarations, reports, information returns and statements in respect of Taxes ("Tax Returns") required to be filed through the date hereof, and shall prepare and timely file all Tax Returns required to be filed after the date hereof and through the Closing Date. All Tax Returns filed pursuant to the preceding clause (b) after the date hereof shall, in each case, be prepared and filed in a manner consistent (including elections and accounting methods and conventions) with the Tax Return most recently filed in the relevant jurisdiction prior to the date hereof (or, if no such comparable return has previously been filed, in a manner consistent with the financial statements of MPW and Subsidiary dated as of December 31, 1994 and the other Tax Returns of MPW and Subsidiary), except as otherwise required by law or agreed to by CNF.

                 (ii) The liability of MPW or Subsidiary for Taxes as of the MPW Balance Sheet Date does not exceed the amount of accrued Taxes reported on the MPW Balance Sheet and Subsidiary Balance Sheet, respectively and, other than in the ordinary course of business, such liability for Taxes has not increased since the MPW Balance Sheet Date and will not increase at any time through the Closing Date.

                 (iii) No audit relating to Tax liability of MPW or Subsidiary is in progress, no extension of time is in force with respect to any date on which any Tax Return of MPW or Subsidiary was or is to be filed and no waiver or agreement is in force for the extension of time for the assessment or payment of any Tax by

MPW or Subsidiary, nor will any such extension of time or waiver or agreement be filed by or in effect for MPW or Subsidiary at any time through the Closing Date.

                 (iv) Neither MPW nor Subsidiary has agreed, to make, or will at any time through the Closing Date agree to be required to make, any adjustment under (or in the manner provided by) section 481(a) of the Code by reason of a change in accounting method or otherwise.

                 (v) None of MPW, Subsidiary and any predecessor of either has, at any time, consented under section 314(f) (1) of the Code, or agreed under section 314(f) (3) of the Code, or will at any time through the Closing Date consent or agree, to have the provisions of section 314 (f) (2) of the Code apply.

                 (vi) As of the Closing Date (a) any existing tax sharing or similar agreement with respect to MPW or Subsidiary shall have been terminated and (b) neither MPW nor Subsidiary will have any obligation under any tax sharing or similar agreement or arrangement.

          3.28   Environmental Matters.
                 ---------------------

                 (i) As of the date hereof, to the knowledge of any of the Trustees and MPW, no underground storage tanks are present under any property that MPW or any affiliate has at any time owned, operated, occupied or leased. As of the date hereof, no material amount of any substance that has been designated by any federal, state or local governmental agency, board or authority (a "Governmental Entity") or by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation,

PCBs, asbestos, petroleum, urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Conservation Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws, (a "Hazardous Material"), but excluding office and janitorial supplies, are present, as a result of the actions of MPW or to the knowledge of any of MPW and the Trustees any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water, that MPW or any affiliate has at any time owned, operated, occupied or leased.

                 (ii) At no time has MPW or an affiliate transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Closing Date, nor has MPW or any affiliate disposed of, transported, sold, or manufactured any product containing a Hazardous Material (collectively, "Hazardous Materials Activities") in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity, which such violation would have a material adverse effect on MPW.

                 (iii) Each of MPW and Subsidiary currently holds all environmental approvals, permits, licenses, clearances and consents (the "Environmental Permits") necessary for the conduct of its Hazardous Material

Activities and other businesses as such activities and businesses are currently being conducted, the absence of which would have a material adverse effect on MPW or Subsidiary.

                 (iv) No action, proceeding, revocation proceeding, amendment procedure, writ injunction or claim is pending or, to the knowledge of any of the Trustees or MPW, threatened concerning any Environmental Permit or any Hazardous Materials Activity of MPW or Subsidiary. None of the Trustees or MPW is aware of any fact or circumstance which could involve MPW or Subsidiary in any environmental litigation or impose upon MPW or Subsidiary any environmental liability which would have a material adverse effect on MPW or Subsidiary.

          3.29   Investment Representations.
                 --------------------------

                 (i) Each of the Trustees is acquiring the CNF Shares for his or her own account for the purpose of investment, and not with a view to, or sale in connection with, any distribution thereof.

                 (ii) Each of the Trustees has such knowledge and experience in financial and business matters that each is capable of evaluating the merits and risks of the proposed investment in the CNF Shares and has the capacity to protect his or her own interests in connection with his proposed investment in the CNF Shares. Each of the Trustees acknowledges that each, their respective attorneys, accountants and other representatives have had, prior to his execution of this Agreement, and will have prior to the Closing Date, the opportunity to ask questions of, and to receive answers from, CNF concerning CNF, its affiliates and their business and financial condition.

                 (iii) Each of the Trustees understands and acknowledges that all of the CNF Shares to be delivered pursuant to the provisions of this Agreement will be "restricted securities" within the meaning of the Securities Act of 1933, as amended (the "1933 Act") and agrees that the certificates therefor shall bear the following legend:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.



Each of the Trustees further understands and acknowledges that stop transfer instructions will be issued by CNF to any transfer agent with respect to all of the CNF Shares to be delivered pursuant to the provisions of this Agreement.

                 (iv) Each of the Trustees understands and acknowledges that none of the CNF Shares to be delivered pursuant to the provisions of this Agreement will be registered under the 1933 Act. Each of the Trustees recognizes that he or she may be required to bear the economic risk of his or her investment until such shares are registered and after such registration may lapse. The Trustees, jointly and severally, agree on behalf of themselves, and their respective heirs, executors, successors and assigns, that he or she will only sell, transfer, pledge or hypothecate any of the CNF Shares to be acquired pursuant to the provisions of this Agreement pursuant to an effective registration statement under the 1933 Act or in a transaction wherein registration under the 1933 Act is not required.

          3.30   Articles and Bylaws.  Concurrently with the delivery of the MPW
                 -------------------
Disclosure Statement, MPW shall deliver to CNF true and correct copies of the Articles of Incorporation and Bylaws of each of MPW and Subsidiary, and all amendments thereto, certified as true and correct by the Secretary of each of MPW and Subsidiary (collectively, the "MPW Organization Documents")



     4.   Representations and Warranties of CNF.  Except as otherwise disclosed
          -------------------------------------
in a disclosure statement to be executed by CNF and delivered to MPW on or before the Disclosure Date (the "CNF Disclosure Statement"), CNF represents and warrants to MPW and the Trustees as follows:

          4.1    Title to CNF Shares.  The CNF Shares, when delivered to the
                 -------------------
Trustees pursuant to the Merger, will be duly authorized, validly issued and fully paid and nonassessable.

          4.2    Outstanding Capital Stock.  CNF is authorized to issue 200,000
                 -------------------------
shares, of capital stock without par value, of which 100,000 shares are issued and outstanding. Norman A. Cloutier owns beneficially and of record not more than 58,420 shares of the issued and outstanding common stock of CNF. No other class of capital stock of the Company is authorized or outstanding.

          4.3    Options.  There are no outstanding options, warrants,
                 -------
convertible securities, subscriptions or other commitments or rights of any nature to acquire any CNF Shares or any other securities of CNF from CNF.

          4.4    Subsidiaries.  CNF does not, directly or indirectly, own or
                 ------------
have the power to vote, any securities or other equity interest of any person except Newco, Natural Retail Group, Inc., a Delaware corporation ("NRG"), and its wholly owned subsidiaries. All of the outstanding securities and other equity interests of Newco and NRG are owned beneficially and of record by CNF, free and clear of all liens and other encumbrances. There are no outstanding options, warrants, convertible securities, subscriptions or other commitments or rights of any nature to acquire any shares of capital stock or other securities of Newco or NRG. Newco has not and will not engage in any business except as may be necessary to effect the Merger.

          4.5    Due Incorporation and Qualification.  Each of CNF, Newco and
                 -----------------------------------
NRG is a corporation duly organized, validly existing and in good standing under the laws of the Delaware, and has the corporate power and lawful authority to own, lease and operate its assets, properties and business and to carry on its business as now conducted. Neither CNF nor NRG owns or leases property in any jurisdiction (other than Connecticut, Georgia, Florida, Pennsylvania and Colorado, in the case of CNF and other than Florida, Massachusetts and Maryland, in the case of NRG), and neither is required to be qualified or otherwise authorized to do business in any other jurisdiction in which the failure to be qualified would have a material adverse effect on the business or properties of CNF or NRG, respectively.

          4.6    Financial Statements.  The unaudited consolidated balance sheet
                 --------------------
of CNF as of August 31, 1995 (the "CNF Balance Sheet"), a correct and complete copy of which has been delivered to MPW correctly and completely presents the financial position of the Company as at such date (the "CNF Balance Sheet Date") in accordance with generally accepted accounting principles ("GAAP") applied on
a basis consistent with prior periods.   The balance sheets of CNF as of October
31, 1992, October 31, 1993, and October 31, 1994 and copies of each of (a) the respective related statements of income, (b) the respective related statements of stockholders' equity, and (c) the respective statements of cash flows for the years then ended, including the footnotes thereto, certified by Peat Marwick, independent certified public accountants, and covered by their reports dated December 14, 1992, December 15, 1993, and December 13, 1994, correct and complete copies of each of which have been or will be on or before the Disclosure Date delivered to MPW, correctly and completely present in all material respects the financial position of CNF as at such dates and the results of its operations for the years then ended in accordance with GAAP applied on a basis consistent with prior periods.

          4.7    Continuity and No Material Adverse Change.   Since the CNF
                 -----------------------------------------
Balance Sheet Date, each of CNF and NRG has operated in conformity with its previous business practices, and there has been no material adverse change in the assets, properties, business, prospects or condition, financial or otherwise, of either CNF or NRG, and CNF does not know of any such change which is threatened, nor has there been any damage, destruction or loss materially affecting the assets, properties, business, prospects or condition, financial or otherwise, of CNF or NRG, whether or not covered by insurance.

          4.8    Permits.   Each of CNF and NRG has complied in all material
                 -------
respects with all federal, state, county, local and foreign laws, ordinances, regulations and orders applicable to it or its business. Each of CNF and NRG holds all Permits material to or necessary for the conduct of its business. All Permits of CNF and NRG are in full force and effect, no violations are or have been recorded in respect of any Permit, and no proceeding is pending or to the knowledge of CNF threatened to revoke or limit any Permit.

          4.9    Authority to Execute and Perform Agreements.  Subject to formal
                 -------------------------------------------
approval by the Boards of Directors of CNF and Newco and shareholder of Newco under applicable law (the "CNF Corporate Authorization"), each of CNF and Newco has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. CNF shall cause the CNF Corporate Authorization to be obtained on or before January 26, 1996, and following such action, this Agreement will be duly authorized, executed and delivered and constitute the valid and binding obligation of each of CNF and Newco enforceable in accordance with its terms. No approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body, and no approval or consent of any other person except Shawmut Capital Corporation and Triumph-Connecticut Limited Partnership (the "CNF Lenders") is required in connection with the execution and delivery by CNF and

Newco of this Agreement and the performance by CNF and Newco of the transactions contemplated hereby. Subject to the consent of the CNF Lenders, the execution and delivery of this Agreement, the consummation of the transactions contemplated under this Agreement, and the performance by CNF of this Agreement in accordance with its terms and condition, will not conflict with or result in the breach or violation of, any of the terms or conditions of, or constitute (or with notice or lapse of time or both would constitute) a default under: (i) the governing instruments of CNF; (ii) any contract to which CNF or CNF is a party or by or to which it or its assets or properties are bound or subject; (iii) any statute or any regulation, order, judgment or decree of any court or governmental or regulatory body; or (iv) any Permit.

          4.10   Litigation.   Neither CNF nor NRG is a party to, or threatened
                 ----------
with, any litigation or judicial, administrative or arbitration proceeding which if decided adversely to CNF or NRG could have a material adverse effect upon the transactions contemplated hereby or upon the assets, properties, business, prospects or condition, financial or otherwise, of CNF or NRG. CNF does not know of any dispute with any person which materially and adversely affects, or might materially and adversely affect, the assets, properties business, prospects or condition, financial or otherwise, of CNF or NRG. CNF does not know of any present or threatened walkout, strike or any other similar occurrence which materially and adversely affects, or might materially and adversely affect, the assets, properties, business, prospects or condition, financial or otherwise, of CNF or NRG or of any attempt to organize or represent the labor force of CNF differently from the manner in which it is currently organized and represented.

          4.11   Contracts.   The CNF Disclosure Statement will set forth all of
                 ---------
the following contracts to which CNF is a party or by or to which it or its assets or properties are bound or subject: (i) contracts with any current or former officer, director, employee, consultant, advisor or shareholder; (ii) contracts with any labor union or association representing any employee; (iii) contracts for the purchase or acquisition of materials, supplies, equipment, merchandise or services (other than purchase orders in the ordinary course of business and other than contracts relating to the acquisition, leasing or maintenance of repairs, telephones and other office equipment arising in the ordinary course of business and involving annual payments of not more than $7,500 for each such contract); (iv) warehousing, distributorship, representative, management, marketing, sales agency, printing or advertising agreements; (v) contracts for the sale of any of CNF'S assets or properties that have a value of $25,000 or more or that are other than in the ordinary course of business; (vi) contracts for the grant to any person of any preferential rights to purchase any of CNF's assets or properties; (vii) joint venture contracts relating to the assets, properties or business of CNF or by or to which it or its assets or properties are bound or subject; (viii) contracts under which it agrees to indemnify or guarantee the obligations of any party, or to refrain from competing with any party; and (ix) any loan agreements and other material contracts whether or not made in the ordinary course of business. All of the contracts referred to in the preceding sentence and elsewhere referred to in this Agreement (collectively, the "CNF Contracts") are in full force and effect, and CNF has paid in full or accrued all amounts due thereunder and has satisfied in full or provided for all of its liabilities and obligations thereunder, and is not in default under any of them, nor to the knowledge of CNF, is any other party to any CNF Contract in material default thereunder, nor to the knowledge of CNF does any condition exist which with notice or lapse of time or both would constitute a default thereunder. Neither CNF nor NRG is a party to or bound by any contract which either individually or in the aggregate materially and adversely affects its assets, properties, business, prospects or condition, financial or otherwise. No approval or consent of any person is needed in order that the CNF Contracts continue in full force and effect following the consummation of the transactions contemplated by this Agreement. Each of the contracts referred to in the first sentence of this
Section 4.11 can be terminated upon not more than one month's notice without payment of premium or penalty or any other kind of payment.

          4.12   Real Estate.
                 -----------

                 4.12.1  Ownership of Premises.  The CNF Disclosure Statement
                         ---------------------
will set forth all real property and improvements owned by CNF (the "CNF Real Property"). CNF is the owner of good, marketable and insurable fee title to the CNF Real Property, free and clear of all liens and other encumbrances, except as provided in Section 4.17. The CNF Real Property constitutes all of the real property owned by CNF.

                 4.12.2  Leased Properties.  The CNF Disclosure Statement will
                         -----------------
contain a correct and complete list of all leases, subleases, licenses and other contracts (collectively, the "CNF Real Property Leases") under which CNF uses or occupies or has the right to use or occupy, now or in the future, any real property (the land, buildings and other improvements covered by the CNF Real Property Leases being herein called "CNF Real Property"). Each CNF Real Property Lease is valid, binding and in full force and effect, all rent and other sums and charges payable by CNF as tenant thereunder are current, no notice of default or termination under any CNF Real Property Lease is outstanding, no termination event or condition or uncured default on the part of CNF or, to CNF's knowledge, the landlord, exists under any Real Property Lease, and to the knowledge of CNF no event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default or termination event or condition. There is no underlying mortgage, deed of trust, lease, grant of term or other estate in or interest affecting any CNF Leased Real Property which is superior to the interest of CNF as tenant under the applicable CNF Real Property Lease. CNF holds the leasehold estate under and interest in each CNF Real Property Lease free and clear of all liens or other encumbrances, except liens and encumbrances which do not and will not interfere with the use and enjoyment of the CNF Leased Real Property in the ordinary course of business. CNF has no ownership, financial or other interest in the landlord under any CNF Real Property Lease.

                 4.12.3  Entire Premises. All of the land, buildings, structures
                         ---------------
and other improvements used by CNF in the conduct of its business are included in the CNF Real Property and the CNF Leased Real Property. The CNF Owned Real Property and the CNF Leased Real Property are hereinafter collectively referred to as the "CNF Real Estate."

                 4.12.4  Space Leases.  CNF is not a party to any lease,
                         ------------
sublease, license or other contract granting to any person other than CNF any right to the possession, use, occupancy or enjoyment of the CNF Real Estate or any portion thereof.

                 4.12.5  No Options.  CNF does not own or hold, and is not
                         ----------
obligated under or a party to, any option, right of first refusal or other contractual right to purchase, acquire, sell or dispose of the CNF Real Estate or any portion thereof or interest therein.

                 4.12.6  Condition and Operation of Improvements.  All
                         ---------------------------------------
components of all buildings, structures and other improvements included within the CNF Real Estate (the "CNF Improvements") are in good and normal working order and repair .

                 4.12.7  Real Property Permits and Insurance.  All certificates
                         -----------------------------------
of occupancy, permits, licenses, franchises, approvals and authorizations (collectively, "CNF Real Property Permits") of all governmental authorities having jurisdiction over the CNF Real Estate, and from all insurance organizations, required or appropriate to have been issued to CNF to enable the CNF Real Estate to be lawfully occupied and used for all of the purposes for which they are currently occupied and used have been lawfully issued and are, as of the date hereof, in full force and effect. All policies of liability and casualty insurance (collectively, "CNF Insurance Policies") heretofore contracted for by CNF, or customarily maintained with respect to other similar properties in the region, or required in connection with the ownership, leasing, use, occupancy or operation of the CNF Real Estate as currently used, occupied and operated, have been issued to CNF by reputable insurance companies and are currently in full force and effect. CNF has not received, or been informed by a third party of the receipt by it, of any notice from any governmental authority having jurisdiction over the CNF Real Estate or from any insurance organization threatening a suspension, revocation, modification or cancellation of any CNF Real Estate Permit or CNF Insurance Policy as the case may be, and, to CNF's knowledge, there is no basis for the issuance of any such notice or the taking of any such action.

                 4.12.8  Compliance with Law.  To CNF's knowledge, the CNF Real
                         -------------------
Estate is in compliance in all material respects with all Real Property Laws, and CNF has not received any notice of violation or claimed violation of any Real Property Law.

                 4.12.9  Condemnation.  CNF has not received notice and CNF has
                         ------------
no knowledge of any pending, threatened or contemplated condemnation proceeding affecting the CNF Real Estate or any part thereof or of any sale or other disposition of the CNF Real Estate or any part thereof in lieu of condemnation.

                 4.12.10 Casualty.  No portion of the CNF Real Estate has
                         --------
suffered any material damage by fire or other casualty which has not been completely repaired and restored to its original condition.

                 4.12.11 Encroachments.  To the knowledge of CNF, there are no
                         -------------
encroachments or other facts or conditions affecting any parcel of CNF Real Estate that would be revealed by an accurate survey thereof which would, individually or in the aggregate, (i) interfere in any material respect with the use, occupancy or operation thereof as currently used, occupied and operated or as intended to be used, occupied and operated or (ii) materially reduce the fair market value thereof below the fair market value such parcel would have had but for such encroachment or other fact or condition. To the knowledge of CNF, no portion of any CNF Improvement encroaches upon any property not included within the CNF Real Estate or upon the area of any easement affecting the CNF Real Estate.

          4.13   Accounts and Notes Receivable. All accounts and notes
                 -----------------------------
receivable reflected on the CNF Balance Sheet and all accounts and notes receivable arising subsequent to the CNF Balance Sheet Date have or will have arisen in the ordinary course of business, represent valid obligations to CNF and have been collected or will be collected in the aggregate amounts thereof recorded on the books of CNF, in each case net of the reserve for bad debts reflected on the Balance Sheet.

          4.14   Inventory.  The inventory of CNF as set forth on the CNF
                 ---------
Balance Sheet was, and the inventory of CNF on the date hereof and on the Closing Date will be, in good and merchantable condition, reasonably in balance and in useable or saleable condition in the ordinary course of business, except for any obsolete or defective materials and any excess stock items which alone and in the aggregate are not material. Such inventory does not include any material amounts of any item that was at any prior time written off or written down by CNF. To the knowledge of CNF, there is no adverse condition affecting the supply of materials or inventories available to CNF.

          4.15   Tangible Property.  CNF owns or leases all plant, machinery,
                 -----------------
equipment, furniture, leasehold improvements, fixtures, vehicles, structures, any related capitalized items and other tangible property material to the business of CNF and necessary to the continued conduct of business in the ordinary course by CNF ("CNF Tangible Property") . All material leases, conditional sale contracts, franchises or licenses pursuant to which CNF may hold or use any interest owned or claimed by it (including, without limitation, options) in or to Tangible Property are in full force and effect and, with respect to CNF's performance, there is no default or event of default or event which with notice or lapse of time or both would constitute a default. The Tangible Property of CNF is in good and normal operating condition and repair, and CNF has not received notice, and CNF has no knowledge, that it is in material violation of any existing law or any building, zoning, health, safety or other ordinance, code or regulation.

          4.16   Intangible Property.  The CNF Disclosure Statement sets forth
                 -------------------
all patents, copyrights, trademarks, service marks, trade names and franchises (collectively, "CNF Intangible Property"), all applications for CNF Intangible

Property, and all permits, grants and licenses or other rights running to or from CNF relating to CNF Intangible Property which are material to or used in the business of CNF. All such CNF Intangible Property is owned by CNF, free and clear of any liens or other encumbrances. CNF has no notice of any adversely held patent, invention, copyright, trademark, service mark or trade name of any other person or notice of any claim of any other person relating to any of the CNF Intangible Property or any process or confidential information of CNF, and CNF does not know of any basis for any such charge or claim.

          4.17   Liens.  CNF owns and will on the Closing Date own outright and
                 -----
has and will have good and marketable title to all of its assets and properties, including, without limitation, all of the assets and properties reflected on the CNF Balance Sheet, in each case free and clear of any lien or other encumbrance, except for: (i) immaterial assets and properties; and (ii) liens or other encumbrances securing taxes, assessments, governmental charges or levies, or the claims of materialmen, carriers, landlords and like persons, which are not yet due and payable.

          4.18   Suppliers  and  Customers.  The CNF Disclosure Statement will
                 -------------------------
set forth the 20 largest suppliers and customers of CNF based on dollar value as of October 18, 1995. The relationships of CNF with its suppliers and customers are good commercial working relationships, and no such supplier or customer of CNF has cancelled or threatened to cancel Its relationship with CNF or has during the last 12 months decreased materially, or threatened to decrease or limit materially, its services, supplies or materials to CNF or its usage of CNF's services or products.

CNF does not have any notice, and CNF does not have any knowledge, that any such supplier or customer intends to cancel or otherwise modify its relationship with CNF or to decrease materially or limit its services, supplies or materials to CNF or its usage of the services or products of CNF, and the acquisition of the MPW Shares by the Trustees will not, to the best of the knowledge and belief of CNF, adversely affect the relationship of CNF with any such supplier or customer.

          4.19   Insurance.  The CNF Disclosure Statement will set forth all
                 ---------
policies or binders of fire, liability, workmen's compensation, product liability, vehicular or other insurance held by or on behalf of CNF (specifying the insurer, the policy number or covering note number with respect to binders, and describing each pending claim thereunder of more than $25,000 other than workers compensation claims and personal injury claims fully covered by insurance and arising in the ordinary course of business). Such policies and binders are in full force and effect. CNF is not in default with respect to any provision contained in any such policy or binder and has not failed to give any notice or present any claim under any such policy or binder in due and timely fashion. CNF has not received a notice of cancellation or non-renewal of any such policy or binder.

          4.20   Officers, Directors and Employees.  The CNF Disclosure
                 ---------------------------------
Statement will set forth a correct and complete list of all officers, directors and employees of CNF as of October 18, 1995 and the October 18, 1995 payroll of CNF. There has been no material change in such payroll since such date.

          4.21   Operations of CNF.  From the CNF Balance Sheet Date through the
                 -----------------
date hereof neither CNF nor NRG has:

                 (i) merged with or into or consolidated with any other person, or changed or agreed to change in any manner the character of its business;

                 (ii) entered into or amended any employment agreement, entered into any agreement with any labor union or association representing any employee or entered into or amended any CNF Benefit Plan (as defined in Section 4.26);

                 (iii) incurred any indebtedness for borrowed money, except in the ordinary course of business under existing agreements;

                 (iv) declared or paid any dividends or declared or made any distributions of any kind to its shareholders;

                 (v) increased the aggregate amount of indebtedness and other liabilities of any shareholder of CNF to CNF and all entities owned or controlled by CNF;

                 (vi)    waived any right of material value to its business;

                 (vii) materially changed any of its business policies, including, without limitation, advertising, marketing, pricing, purchasing, personnel, sales, returns, budget or product acquisition policies;

                 (viii) made any wage or salary increase or bonus, or increase in any other direct or indirect compensation, for or to any officer, employee, consultant or agent of CNF, or any accrual for or commitment or agreement to make or pay the same, other than to persons not officers, directors or shareholders of CNF made in the ordinary course of business;

                 (ix) made any loan or advance to any of its officers, directors, employees' consultants, agents or shareholders, other than travel advances made in the ordinary course of business;

                 (x) made any payment or commitment to pay any severance or termination pay to any of its officers, directors, employees, consultants or agents, other than to persons not officers, directors or shareholders of CNF made in the ordinary course of business;

                 (xi) except in the ordinary course of business: entered into any lease (as lessor or lessee); sold, abandoned or made any other disposition of any of its assets or properties; granted or suffered any lien or other encumbrance on any of its assets or properties; entered into or amended any contract to which it is a party or by or to which it or its assets or properties are bound or subject or pursuant to which it agrees to indemnify any party or refrain from competing with any party;

                 (xii) except in the ordinary course of business, incurred or assumed any debt, obligation or liability (whether absolute or contingent, whether or not currently due and payable and whether with an affiliate or otherwise);

                 (xiii) except for inventory or equipment acquired in the ordinary course of business, made any acquisition of all or any part of the assets, properties, capital stock or business of any other person;

                 (xiv) except in the ordinary course of business, entered into any other material contract or other agreement or other material transaction; or

                 (xv) except in the ordinary course of business, otherwise paid or transferred to any person any cash or cash equivalents of CNF or NRG.

          4.22   Potential  Conflicts  of  Interest.  No officer, director or
                 ----------------------------------
shareholder of CNF (i) owns, directly or indirectly, any interest in (excepting not more than 1% stock holdings for investment purposes in securities of publicly held and traded companies) or is an officer, director, employee or consultant of any person which is a competitor, lessor, lessee, customer or supplier of CNF; (ii) owns, directly or indirectly, in whole or in part, any copyright, trademark, trade name, service mark, franchise, patent, invention, permit, license or secret or confidential information which CNF is using or the use of which is necessary for the business of CNF; or (iii) has any cause of action or other claim whatsoever against, or owes any amount to, CNF, except for claims in the ordinary course of business, such as for accrued vacation pay, accrued benefits under any CNF Benefit Plan and similar matters and agreements existing on the date hereof.

          4.23   Full Disclosure.  All documents and other papers delivered by
                 ---------------
or on behalf of CNF to MPW in connection with this Agreement and the transactions contemplated hereby are and will be complete and correct in all material respects; and all contracts to which the CNF is a party are valid, subsisting and binding on the parties thereto in accordance with their terms. The information furnished by or on behalf of CNF in connection with this Agreement and the transactions contemplated

 .hereby does not. and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact necessary to make the statements made, in the context in which made, not false or misleading.

          4.24   No Broker.  No broker, finder, agent or similar intermediary
                 ---------
has acted for or on behalf of CNF in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with CNF or any action taken by CNF.

          4.25   Liabilities.  As at the CNF Balance Sheet Date, to the
                 -----------
knowledge of CNF, CNF had no direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise, including, without limitation, liabilities on account of Taxes, other governmental charges or lawsuits brought, whether or not of a kind required by GAAP to be set forth on a financial statement ("Liabilities"), which are not fully and adequately reflected on the CNF Balance Sheet. To the knowledge of CNF, CNF has no Liabilities, other than (i) Liabilities fully and adequately reflected on the CNF Balance Sheet and (ii) normal or recurring liabilities incurred since the CNF Balance Sheet Date in the ordinary course of business consistent with past practice. CNF has no knowledge of any circumstances, conditions, events or arrangements which may hereafter give rise to any Liabilities of CNF except in the ordinary course of business.

          4.26   Employee Benefit Plans.
                 ----------------------

                 (i) If so requested, CNF has delivered or will deliver to MPW complete and correct copies of: (a) all plan texts, agreements and material employee communications relating to each CNF Benefit Plan; (b) all summary plan descriptions (whether or not required to be furnished pursuant to ERISA), the most recent annual report (including all schedules thereto) and the most recent annual and periodic accounting of related plan assets with respect to each CNF Benefit Plan which is an "employee benefit plan" (within the meaning of section 3(3) of ERISA); and (c) the most recent actuarial valuation and the most recent determination letter received from the Internal Revenue Service with respect to each Pension Plan.

                 (ii) No event has occurred, and there exists no condition or set of circumstances in connection with which CNF or any CNF Benefit Plan, directly or indirectly, could be subject to any liability under ERISA, the Code or any other law, regulation or governmental order with respect to any employee benefit plan described in section 3(3) of ERISA.

                 (iii) With respect to each CNF Benefit Plan: (a) CNF has made all payments due from it to date and all amounts properly accrued to date as liabilities of CNF which have not been paid have been properly recorded on the books of CNF; (b) no such plan which is subject to section 302 of ERISA or section 412 of the Code has incurred any "accumulated funding deficiency" (as defined in either such section), whether or not waived; (c) each such plan conforms to, and its administration is in compliance with, all applicable laws and regulations, including but not limited to ERISA and the Code; (d) each such plan which is a Pension Plan intended to qualify under section 401(a) or 403(a) of the Code has received a favorable determination letter from the Internal Revenue Service with respect to such qualification and with respect to the exempt status of its related trust under section 501(a) of the Code (or an application therefor is pending and such application, whether relating to initial qualification of such plan or a subsequent amendment or restatement thereof, has been timely filed to permit retroactive amendments to the plan, if required, pursuant to section 401(b) of the Code) and nothing has occurred since the date of such letter that would adversely affect such qualification or exemption; (e) each such plan which is a "group health plan" (as defined in ERISA Section 607(1)), has been operated in compliance with the provisions of Part 6 of Title I of ERISA and Code section 4980B at all times; (f) there is no contract or arrangement with respect to which CNF is directly or indirectly liable that would result in the payment of any amount that would not, by operation of Code section 280G, be deductible; and
(g) there are no actions, suits or claims pending (other than routine claims for benefits) or threatened with respect to any Benefit Plan or against the assets of any Benefit Plan.

                 (iv) CNF has not incurred any liability to the Pension Benefit Guaranty Corporation on account of the termination of a Pension Plan, and no proceeding has been initiated to terminate any such plan; and CNF has not incurred, and does not reasonably expect to incur, any liability on account of an employee benefit plan termination, whether to the Pension Benefit Guaranty Corporation or otherwise, except for required premium payments, which payments have been made when due. Excluding the transactions contemplated by this Agreement, no event has occurred, and there exists no condition or set of circumstances which presents a material risk of the partial termination of any Pension Plan.

                 (v) No CNF Benefit Plan provides medical or death benefits (whether or not insured) with respect to current or former employees of CNF beyond their retirement or other termination of service (other than (a) coverage mandated by law or (b) death benefits under any Pension Plan).

                 (vi) There are no reserves, assets, surplus or prepaid premiums under any Benefit Plan which is a "welfare plan" (as defined in section 3(1) of ERISA)

                 (vii) There are no unfunded benefit obligations arising in any jurisdiction which are not accounted for by reserves shown on CNF's financial statements and established under generally accepted accounting principles, or otherwise noted on such statements.

                 (viii) The present value of all "benefit liabilities" (as defined in Section 4001(a) (16) of ERISA) under each Pension Plan which is a "defined benefit plan" (as defined in section 3(35) of ERISA) did not exceed as of the most recent plan actuarial valuation date the then current fair market value of the assets of such plan. For purposes of determining the present value of benefit liabilities under any such plan, the actuarial assumptions and methods used under such plan for the most recent plan actuarial valuation shall be used, except that the interest and mortality assumptions utilized by the Pension Benefit Guaranty Corporation for valuing liabilities of Pension Plans terminating as of the Closing Date shall be substituted for the interest and mortality assumptions used by such plan, and all benefits provided under such plan shall be deemed to be fully vested.

                 (ix) The consummation of the transactions contemplated by this Agreement will not (a) entitle any current or former employee of CNF to severance pay, unemployment compensation or any similar payment, or (b) accelerate the time of payment or vesting, or increase the amount of any compensation due to any such employee or former employee.

                 (x) No CNF Benefit Plan is a "multiple employer plan," within the meaning of the Code or ERISA or the regulations promulgated thereunder, or a "multiemployer plan", as defined in section 4001(a) (3) of ERISA, and neither CNF nor the Subsidiary has made any contributions to or participated in any "multiple employer plan," or multiemployer plan" (as defined above) since September 25, 1980.

                 (xi)    The term "CNF Benefit Plan" as used in this Section
4.29 or elsewhere in this Agreement shall mean any plan, agreement, arrangement or commitment which is an employment, consulting or deferred compensation agreement, or an executive compensation, incentive bonus, employee pension, profit-sharing, savings, retirement, stock option, stock purchase, or severance pay plan, or a life, health, disability or accident insurance plan, or a holiday, vacation, Christmas or other bonus practice or other employee benefit plan, agreement, arrangement or commitment, including, without limitation, any "employee benefit plan," as defined in section 3(3) of ERISA, maintained by or with respect to which CNF has or in the future may have, any liability or obligation with respect to any current or former employees of CNF, or its beneficiaries.

          4.27   Tax Matters.
                 -----------

                 (i) Each of CNF and NRG has: (a) timely paid all Taxes required to be paid by it through the date hereof and shall timely pay all Taxes required to be paid by it after the date hereof and through the Closing Date; and (b) timely filed all returns, declarations, reports, information returns and statements in respect of Taxes ("Tax Returns") required to be filed through the date hereof, and shall prepare and timely file all Tax Returns required to be filed after the date hereof and through the Closing Date. All Tax Returns filed pursuant to the preceding clause (b) after the date hereof shall, in each case, be prepared and filed in a manner consistent (including elections and accounting methods and conventions) with the Tax Return most recently filed with the relevant jurisdiction prior to the date hereof (or, if no such comparable return has previously been filed, in a manner consistent with the financial statements of CNF dated as of October 31, 1994 and the other Tax Returns of CNF), except as otherwise required by law or agreed to by MPW and the Trustees.

                 (ii) The liability of CNF or NRG for Taxes as of the CNF Balance Sheet Date does not exceed the amount of accrued Taxes reported on the CNF Balance Sheet and, other than in the ordinary course of business, such liability for Taxes has not increased since the CNF Balance Sheet Date and will not increase at any time through the Closing Date.

                 (iii) No audit relating to Tax liability of CNF is in progress, no extension of time is in force with respect to any date on which any Tax Return of CNF was or is to be filed and no waiver or agreement is in force for the extension of time for the assessment or payment of any Tax by CNF, nor will any such extension of time or waiver or agreement be filed by or in effect for CNF at any time through the Closing Date.

                 (iv) CNF has neither agreed, nor is required to make, or will at any time through the Closing Date agree to be required to make, any adjustment under (or in the manner provided by) section 481(a) of the Code by reason of a change in accounting method or otherwise.

                 (v) Neither CNF nor any predecessor of CNF has, at any time, consented under section 314 (f) (1) of the Code, or agreed under section 314(f) (3) of the Code, or will at any time through the Closing Date consent or agree, to have the provisions of section 314(f) (2) of the Code apply.

                 (vi) As of the Closing Date, (a) any existing tax sharing or similar agreement with respect to CNF shall have been terminated, and (b) CNF will not have any obligation under any tax sharing or similar agreement or arrangement.

          4.28 Environmental Matters.
               ---------------------

                 (i) As of the date hereof, to the knowledge of CNF, no underground storage tanks are present under any property that CNF or any affiliate has at any time owned, operated, occupied or leased. As of the date hereof, no material amount of any substance that has been designated by any Governmental Entity or by applicable federal, state, or local law to a Hazardous Material, but excluding office and janitorial supplies, are present, as a result of the actions of CNF or, to the knowledge of CNF, any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water, that CNF or any affiliate has at any time owned, operated, occupied or leased.

                 (ii) At no time has CNF or any affiliate transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Closing Date, nor has CNF or any affiliate engaged in Hazardous Materials Activities in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity, which such violation would have a material adverse effect on CNF.

                 (iii) CNF currently holds all Environmental Permits necessary for the conduct of its Hazardous Material Activities and other businesses of CNF as such activities and businesses are currently being conducted, the absence of which would have a material adverse effect on CNF.

                 (iv) No action, proceeding, revocation proceeding, amendment procedure, writ injunction or claim is pending or, to the knowledge of CNF, threatened concerning any Environmental Permit or any Hazardous Materials

Activity of CNF or NRG. CNF is not aware of any fact or circumstance which could involve CNF or NRG in any environmental litigation or impose upon CNF or NRG any environmental liability which would have a material adverse effect on CNF or NRG.

          4.29   Investment Representations.
                 --------------------------

                 (i) CNF is acquiring the MPW Merger Share for its own account for the purpose of investment, and not with a view to, or sale in connection with, any distribution thereof.

                 (ii) CNF is an "accredited investor" within the meaning of the 1933 Act. CNF acknowledges that it, its attorneys, accountants and other representatives have had, prior to its execution of this Agreement, and will have prior to the Closing Date, the opportunity to ask questions of, and to receive answers from, MPW concerning MPW, its affiliates and their business and financial condition.

                 (iii) CNF understands and acknowledges that the MPW Merger Share to be delivered to it pursuant to the provisions of this Agreement will be "restricted securities" within the meaning of the 1933 Act, and agrees that the certificates therefor shall bear the following legend:

                 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A" NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE

                 EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH
                 REGISTRATION.

                 (iv) CNF understands and acknowledges that the MPW Merger Share to be delivered to it pursuant to the provisions of this Agreement will not be registered under the 1933 Act. CNF recognizes that it may be required to bear the economic risk of its investment until such share is registered and after such registration may lapse. CNF agrees on behalf of itself and its successors and assigns, that it will only sell, transfer, pledge or hypothecate the MPW Merger Share to be acquired by it pursuant to the provisions of this Agreement pursuant to an effective registration statement under the 1933 Act or in a transaction wherein registration under the 1933 Act is not required.

          4.30   Articles and Bylaws.  Concurrently with the delivery of the CNF
                 -------------------
Disclosure Statement, CNF shall deliver to MPW true and correct copies of the Articles of Incorporation and Bylaws of each of CNF and NRG, and all amendments thereto, certified as true and correct by the Secretary of each of CNF and NRG (collectively, the "CNF Organization Documents").

     5.   Covenants and Agreements.  The parties covenant and agree as follows:
          ------------------------

          5.1    Conduct of Business.
                 -------------------

                 (i) From the date hereof through the Closing Date, MPW shall, and shall cause Subsidiary to, conduct its business in the ordinary course and, without the prior written consent of CNF, not undertake any of the actions specified in Section 3.21. From the date hereof through the Closing Date, except in the ordinary course of business, MPW shall not, and shall not permit Subsidiary to, enter into, or permit MPW or Subsidiary or the assets of either, to become bound by or subject to, any contracts of the type required to be disclosed pursuant to
Section 3.11. From the date hereof through the Closing Date, MPW shall, and shall cause Subsidiary to, continue to manage the inventories, accounts receivable, accounts payable, and payroll of MPW and Subsidiary in accordance with past practice in the ordinary course of business. In the event that, in the ordinary course of business, MPW or Subsidiary enters into, or MPW or Subsidiary or its assets becomes bound by or subject to, any contracts of the type required to be disclosed pursuant to Section 3.11, MPW shall give CNF written notice thereof. Prior to the Closing Date, MPW shall terminate all MPW Real Property Leases between MPW and MSF (or any affiliate of MSF).

                 (ii) From the date hereof through the Closing Date, CNF shall (a) conduct its business in the ordinary course and, without the prior written consent of MPW, not undertake any of the actions specified in Section
4.21 or, except in the ordinary course of business, enter into, or permit it or its assets to become bound by or subject to, any contracts of the type required to be disclosed pursuant to Section 4.11; and (b) continue to manage the inventories, accounts receivable, accounts payable, and payroll of CNF in accordance with past practice in the ordinary course of business. In the event that, in the ordinary course of business, CNF enters into, or CNF or its assets becomes bound by or subject to, any contracts of the type required to be disclosed pursuant to Section 4.11, CNF shall give MPW written notice thereof. Notwithstanding the foregoing and notwithstanding anything to the contrary contained in this Agreement, MPW and the Trustees expressly acknowledge that (a) NRG shall have the right to acquire by purchase of assets or merger additional retail business consistent with past practices of NRG (the "Permitted Acquisitions"), and (b) the incurring of liabilities by NRG and CNF in connection with Permitted Acquisitions shall be expressly permitted and shall not constitute a violation or breach of this Agreement.

          5.2    Insurance.  From the date hereof through the Closing Date, MPW
                 ---------
shall, and shall cause Subsidiary to, maintain in force (including necessary renewals thereof) the insurance policies listed in the MPW Disclosure Statement, except to the extent that they may be replaced with equivalent policies appropriate to insure the assets and business of MPW and Subsidiary to the same extent as currently insured at the same or lower rates or at the rates approved by CNF. MPW shall cooperate with CNF in negotiating insurance policies, in form and substance reasonably satisfactory to CNF, to provide replacement coverage for the insurance policies listed on the MPW Disclosure Statement.

          5.3    Preservation of Business.  From the date hereof through the
                 ------------------------
Closing Date, MPW shall, and shall cause Subsidiary to, and CNF shall, respectively, preserve its business organization intact, keep available the services of its present officers, employees, consultants and agents, maintain its present suppliers and customers and preserve its goodwill.

          5.4    Litigation.  From the date hereof through the Closing Date, MPW
                 ----------
shall notify promptly CNF, and CNF shall notify MPW, of any actions or proceedings, after the date hereof, of the type described in Section 3.10 or
Section 4.10, respectively, commenced or threatened against MPW or CNF, as the case may be, or against any officer, director, employee, consultant, agent, shareholder or other representative of MPW and Subsidiary with respect to their affairs, or CNF with respect to CNF's affairs, respectively.

          5.5    Continued Effectiveness of Representations and Warranties.
                 ---------------------------------------------------------
From the date hereof through the Closing Date, MPW shall, and shall cause Subsidiary to, and CNF shall, respectively, conduct its business in such a manner so that the representations and warranties contained in Section 3 and 4, respectively, shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date. Each party shall promptly be given notice by the other of any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of this Agreement.

          5.6    Corporation Examinations and Investigations.  Prior to the
                 -------------------------------------------
Closing Date, each of CNF and MPW shall be entitled, through its employees and representatives, including, without limitation, its counsel and accountants, to make such investigation, including, without limitation, environmental assessments and studies, of the assets, properties, business and operations of MPW and Subsidiary and CNF and NRG, respectively, and such examination of the books, records and financial condition of MPW and Subsidiary and CNF and NRG, respectively, as they wish. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and each party shall cooperate fully therein. In order that each of the parties may have full opportunity to make such business, accounting and legal review, examination or investigation as it may wish of the business and affairs of MPW and Subsidiary and CNF and NRG, respectively, MPW shall make available and shall cause Subsidiary to make available, and CNF shall make available, to the representatives of CNF and MPW, respectively, during such period all such information and copies of such documents concerning the affairs of MPW and Subsidiary and CNF and NRG, respectively, as such representatives may reasonably request and cause its officers, employees, consultants, agents, accountants and attorneys to cooperate fully with such representatives in connection with such review and examination. Each of MPW and CNF expressly authorize Peat Marwick to make available to each of the parties hereto information relating to MPW and CNF and their subsidiaries and to cooperate in carrying out the transactions contemplated hereby.

          5.7    Related Parties.  The Trustees shall, prior to the Closing, pay
                 ---------------
or cause to be paid to MPW all amounts owed to MPW and reflected on the MPW Balance Sheet or borrowed from or owed to MPW since the MPW Balance Sheet Date by the Trustees, or by any entity owned or controlled by the Trustees.

          5.8    Expenses of Sale.  Each of the parties hereto agrees that each
                 ----------------
shall bear its own direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and the consummation and performance of the transactions contemplated hereby.

          5.9    Further Assurances.  Each of the Trustees and MPW shall execute
                 ------------------
after the date hereof such documents and other papers and perform such further acts as may be reasonably required or desirable to satisfy the conditions precedent set forth in Section 6 and to carry out the provisions hereof and the transactions contemplated hereby. CNF shall execute after the date hereof such documents and other papers and perform such further acts as may be reasonably required or desirable to satisfy the conditions precedent set forth in Section 7 and to carry out the provisions hereof and the transactions contemplated hereby.

          5.10   Tax Free Reorganization.  Each of the parties hereto shall use
                 -----------------------
its, his or her best efforts to cause the transactions contemplated hereby to be treated as a reorganization within the meaning of Section 368(a) of the Code. Each of the parties agrees to take such action and execute such documents and instruments as may be reasonably required by Peat Marwick or other party in order to obtain the Reorganization Opinion (as defined below).

          5.11   Pooling Accounting.  Each of the parties hereto shall use its,
                 ------------------
his or her best efforts to cause the business combination to be effected by the transactions contemplated hereby to be accounted for as a pooling of interests. Each of the parties agrees to take such action and execute such documents and instruments as may be reasonably required by Peat Marwick or other party in order to obtain the Pooling Opinion (as defined below).

          5.12   Legal Requirements.  Each of the parties hereto will take all
                 ------------------
reasonable actions necessary to comply promptly with all legal requirements which may be imposed with respect to the transactions contemplated hereby (which actions shall include, without limitation, furnishing all information required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and, in the rules and regulations thereunder (the "HSR Act").

          5.13   Amendment to Documents.  Each of MPW and the Trustees agree to
                 ----------------------
take no action to amend, or permit the amendment of, any of the MPW Organization Documents without the prior written consent of CNF, which consent shall not be unreasonably withheld. Except as contemplated by the terms of Section 11, CNF agrees to take no action to amend or to permit the amendment of, any of the CNF Organization Documents without the prior written consent of MPW, which consent shall not be unreasonably withheld.

     6.   Conditions Precedent to the Obligation of CNF and Newco to Close. The
          ----------------------------------------------------------------
obligations of CNF and Newco to enter into and complete the Closing is subject, at its option, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived:

          6.1    Representations and Covenants.  The representations and
                 -----------------------------
warranties of MPW and the Trustees contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. Each of the Trustees and MPW shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied by each on or prior to the Closing Date. Each of the Trustees and MPW shall have delivered to

CNF a certificate, dated the Closing Date and signed by MPW and the Trustees, to the foregoing effect.

          6.2    Opinion of Counsel to the Trustees and MPW.  CNF shall have
                 ------------------------------------------
received the opinion of Mendelson & Brown, counsel to the Trustees and MPW, dated the date of the Closing, addressed to CNF, in such form and with respect to such matters as CNF may reasonably request. The parties agree to use their best efforts to approve the form of such opinion and matters to be included therein on or before January 26, 1996.

          6.3    Employment Agreement.  Concurrently with the Closing, MSF shall
                 --------------------
have entered into an Employment Agreement with CNF (the "Employment Agreement") in the form attached hereto as Exhibit A.

          6.4    Consents and Approvals.  CNF shall have received, without
                 ----------------------
expense to it, executed originals of any and all consents, approvals and/or waivers required under the MPW Real Property Leases in order to permit the consummation of the transactions provided for herein without causing or resulting in a default, event of default, acceleration event or termination event under any of such documents and without entitling any party to any of such documents to exercise any other right or remedy adverse to the Interests of CNF or MPW thereunder. Each such consent, approval and/or waiver shall be in form satisfactory to counsel for CNF.

          6.5    Tax Returns.  CNF shall have received any and all real property
                 -----------
transfer tax returns and other similar filings required by law in connection with the transactions contemplated hereby, all duly and properly executed and acknowledged by MPW.

          6.6    FIRPTA Affidavit.  If requested by CNF, CNF shall have received
                 ----------------
an affidavit of MPW and the Trustees, sworn to under penalty of perjury, setting forth the name, address and Federal tax identification number and stating that none is a "foreign person" within the meaning of' Section 1445 of the Code.

          6.7    Satisfaction of Review.  The matters contained in the MPW
                 ----------------------
Disclosure Statement and the results of the investigation of the business properties and affairs of MPW and Subsidiary by CNF shall be satisfactory in all material respects to CNF and its counsel, which review shall be completed and any objection based thereon shall be given on or before January 26, 1996.

          6.8    Opinions.  CNF shall have received from Peat Marwick (or other
                 --------
firm of independent certified public accountants or tax attorneys reasonably acceptable to CNF and MPW) a letter or letters or opinions, each dated the Closing Date and addressed to CNF and MPW and reasonably acceptable in form and substance to CNF and MPW that (a) the business combination to be effected by the transactions contemplated hereby will qualify as a pooling of interest under GAAP (the "Pooling Opinion") and (b) the issuance of the CNF Shares pursuant to the Merger and receipt of the MPW Merger Share by CNF constitute a reorganization within the meaning of Section 368(a) of the Code (the "Reorganization Opinion").

          6.9    HSR Act.  The waiting period applicable to the consummation of
                 -------
the transactions contemplated hereby under the HSR Act shall have expired or been terminated.

          6.10   Lenders' Consents.  CNF shall have received the written
                 -----------------
consents of each of the CNF Lenders.

          6.11   Loan Agreements.  MPW shall have validly terminated the loan
                 ---------------
agreements between MPW and Union Bank to permit the repayment of all indebtedness thereunder on the Closing Date, in each case without premium, penalty or other payment or consideration (except payment of rate differential for a period not to exceed 30 days) and CNF shall have arranged for the extension of credit on the Closing Date to MPW by CNF's lender, on terms and conditions reasonably satisfactory to MPW, for the purpose of repaying the indebtedness owed by MPW to Union Bank and providing working capital to MPW.

     7.   Conditions Precedent to the Obligation of MPW to Close.  The
          ------------------------------------------------------
obligation of MPW to enter into and complete the Closing is subject, at its option, to the fulfillment of the following conditions, any one or more of which may be waived:

          7.1    Representations and Covenants.  The representations and
                 -----------------------------
warranties of CNF contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. CNF shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by CNF on or prior to the Closing Date. CNF shall have delivered to MPW a certificate, dated the Closing Date and signed by an officer of CNF, to the foregoing effect.

          7.2    Opinion of Counsel to CNF.  MPW shall have received the opinion
                 -------------------------
of Cameron & Mittleman, counsel to CNF, dated the date of the Closing, addressed to MPW, in such form and with respect to such matters as MPW may reasonably request. The parties agree to use their best efforts to approve the form of such opinion and matters to be included therein on or before January 26, 1996.

          7.3    Satisfaction of Review.  The matters contained in the CNF
                 ----------------------
Disclosure Statement and the results of the investigation of the business properties and affairs of CNF by MPW shall be satisfactory in all material respects to MPW and its counsel, which review shall be completed and any objection arising therefrom shall be given on or before January 26, 1996.

          7.4    HSR Act.  The waiting period applicable to the consummation of
                 -------
the transactions contemplated hereby under the HSR Act shall have expired or been terminated.

          7.5    Employment Agreement.  The Employment Agreement shall have been
                 --------------------
executed and delivered by each of the parties thereto.

          7.6    Other Conditions.  The conditions set forth in Sections 6.8 and
                 ----------------
6.11 shall have been satisfied.

     8.   Survival of Representations and Warranties.  Notwithstanding any right
          ------------------------------------------
of either party fully to investigate the affairs of MPW and CNF, and notwithstanding any knowledge of facts determined or determinable by either party pursuant to such investigation or right of investigation, each party has the right to rely fully upon the representations, warranties, covenants and agreements of the other party contained in this Agreement or in any document delivered in connection with the transactions contemplated by this Agreement. None of the representations, warranties, covenants and agreements shall survive the Closing, except as provided in Section 9 and except, in the case of MPW and the Trustees, the provisions of Sections 3.1, 3.2, 3.3, 3.4, 3.9, 3.24, 3.29, 9.1 and 9.3, and
in the case of CNF, the provisions of Sections 4.1, 4.2, 4.3, 4.9, 4.24, 4.29 and 9.2 and 9.3 (collectively, the "Surviving Representations and Agreements").

     9.   Indemnification.
          ---------------

          9.1    Obligation of MPW and the Trustees to Indemnify.  MPW and the
                 -----------------------------------------------
Trustees, jointly and severally, shall indemnify, defend and hold harmless CNF, its successors in interest and its affiliates and assigns from and against any losses, liabilities, damages or deficiencies (including interest, penalties and reasonable attorneys' fees) ("Losses") based on, arising out of or due to a material inaccuracy in, or material breach of, any of the Surviving Representations and Agreements of MPW and the Trustees contained in this Agreement, provided that in the case of Surviving Representations and Agreements other than those in Section 3.29, such inaccuracy or breach arises from the fraud or willful misconduct of MPW or the Trustees.

          9.2    Obligation of CNF to Indemnify.  CNF shall indemnify, defend
                 ------------------------------
and hold harmless MPW and the Trustees from and against any Losses based on, arising out of or due to a material inaccuracy in, or material breach of, any of the

Surviving Representations and Agreements of CNF contained in this Agreement, provided that in the case of Surviving Representations and Agreements other than those contained in Section 4.29, such inaccuracy or breach arises from the fraud or willful misconduct of CNF.

          9.3    Notice to Indemnifying Party.  If any party (the "Indemnitee")
                 ----------------------------
receives notice of any claim or other commencement of any action or proceeding with respect to which any other party (or parties) is obligated to provide indemnification (the "Indemnifying Party") pursuant to Section 9.1, or 9.2, the Indemnitee shall promptly give the Indemnifying Party notice thereof. Such notice shall not be a condition precedent to any liability of the Indemnifying Party under the provisions for indemnification contained in this Agreement. The Indemnifying Party may compromise or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee. In the event that the Indemnifying Party elects not to compromise or defend such matter, then the Indemnitee, at the Indemnifying Party's expense, but by the Indemnitee counsel, may defend such matter. The Indemnitee may not compromise the defense of any such matter without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withhold. In any event, the Indemnitee, the Indemnifying Party and the Indemnifying Party's counsel (and, if applicable, the Indemnitee's counsel) shall cooperate in the compromise of, or defense against, any such asserted liability. If the Indemnifying Party answers the defense of such an action, no compromise or settlement thereof may be effected by the

Indemnifying Party without the Indemnitee's consent, which shall not be unreasonably withheld and the Indemnifying Party shall have no liability with respect to any compromise or settlement thereof effected without its consent, which shall not be unreasonably withheld. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

          9.4    Sole Remedy.  The sole and exclusive remedy for any and all
                 -----------
Losses of a party hereto, based on, arising out of or due to a material inaccuracy in, or material breach of, any of the Surviving Representations and Agreements, or the breach or inaccuracy of any other representations or agreements of another party hereto, shall be limited to the indemnification rights set forth in this Article 9. Each party hereby waives and releases any common law or statutory claims it may have against any other party other than claims based on fraud or willful misconduct.

     10.  Termination.
          -----------

          10.1   Termination.  This Agreement may be terminated at any time
                 -----------
prior to the Closing Date by written notice as follows: (i) by mutual written consent of MPW and CNF; (ii) by MPW or CNF at any time after March 1, 1996 if the Effective Date has not then occurred; (iii) by either CNF or MPW if any of the conditions to the performance of its obligations set forth in Section 6 or 7, respectively, has not been satisfied or waived on or before March 15, 1996; or (iv) by CNF or MPW, if there has been a material breach of any representation, warranty, covenant or agreement on the part of the other party set forth in this Agreement, which breach shall not have been cured within ten (10) business days following receipt by the breaching party of written notice of such breach from the other party, or prior to the Closing Date, whichever is earlier.

          10.2   Effect of Termination.  In the event of termination of this
                 ---------------------
Agreement as provided in Section 10.1, this Agreement shall immediately become void, and there shall be no liability or obligation on the part of MPW and the Trustees or CNF or their respective officers, directors, stockholders or affiliates except to the extent that such termination results from the willful breach by a party of any of its representations, warranties or covenants set forth in this Agreement or from the fraud of such party; provided that the provisions of Section 5.8 shall remain in full force and effect and survive any termination of this Agreement.

     11.  CNF Certificate of Incorporation; By-laws; Directors.  Concurrently
          ----------------------------------------------------
with the filing of the Certificate of Merger, CNF shall cause its name to be changed to "United Natural Foods, Inc." Effective as of the Closing, CNF shall cause the Board of Directors of CNF to be expanded to seven (7) persons, consisting of the individuals and having initial terms as set forth in Exhibit B hereto.

     12.  Miscellaneous.
          -------------

          12.1   Certain Definitions.  As used in this Agreement, the following
                 -------------------
terms have the following meanings unless the context otherwise requires:

                 (i)     "affiliate," with respect to any person, means and
                          ---------
includes any person controlling, controlled by or under common control with such person.

                 (ii)    "contracts" means and includes all contracts,
                          ---------
agreements, indentures, bonds, leases, mortgages, franchises, licenses, commitments or binding arrangements, express or implied.

                 (iii)   "document or other papers" means and includes any
                          ------------------------
document, agreement, instrument, certificate, notice, consent, affidavit, letter, telegram, telex, statement, schedule (including any Schedule to this Agreement), exhibit (including any Exhibit to this Agreement) or any other paper relating to this Agreement.

                 (iv)    "knowledge" means, with respect to CNF, the current
                          ---------
actual knowledge of the President or Chief Financial Officer of CNF, with respect to the Trustees, the current actual knowledge of the Trustees or either of them, and with respect to MPW, the current actual knowledge of the President or Chief Financial Officer of MPW.

                 (v)     "lien or other encumbrance" means and includes any
                          -------------------------
lien, pledge, mortgage, security interest, deed of trust, claim, lease, charge, option, right of first refusal, easement, restrictive covenant, encroachment or other survey defect or any other encumbrance whatsoever.

                 (vi)    "person" means any individual, corporation,
                          ------
partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization or other entity.

                 (vii)   "Property" means real, personal or mixed property.
                          --------

                 (viii)  "Taxes" means all federal, state, county, local,
                          -----
foreign and other taxes (including, without limitation, income, profits, premium, estimated, excise, sales, use occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment and payroll related, and property taxes, import duties and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including related interest, additions to tax and penalties.

          12.2   Publicity.  No publicity release or announcement concerning
                 ---------
this Agreement or the transactions contemplated hereby shall be issued without advance approval of the form and substance thereof by the Trustees and CNF.

          12. 3  Notices.  Any notice or other communication required or which
                 -------
may be given hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, and shall be deemed given when so delivered personally, sent by facsimile transmission, or if mailed, three days after the date of mailing (two days in the case of express mail), but excluding Saturdays, Sundays and holidays, as follows:

                 (i)     if to CNF, to:


                         Cornucopia Natural Foods, Inc.
                         260 Lake Road
                         Dayville, Connecticut 06241
                         Telecopier No.: (203) 779-7172
                         Attention:  Norman A. Cloutier
                                     President

                 with a copy to:

                         Cameron & Mittleman
                         56 Exchange Terrace
                         Providence, Rhode Island
                         Te1ecopier No.: (401) 331-5787
                         Attention:  E. Colby Cameron, Esq.

                 (ii)    if to MPW to:

                         Mountain People's Warehouse Incorporated
                         12745 Earhart Avenue
                         Auburn, California 95602
                         Telecopier No.: (918) 889-9544

                 (iii)   if to the Trustees, in care of MPW

                 with a copy of notices under clause (ii) or (iii) to:

                         Mendelson & Brown
                         1040 Marina Village Parkway
                         P.O. Box 2426
                         Alameda, California 34501
                         Attention:  Richard A. Lyons, Esq.
                         Telecopier No.: 510-521-7879


          12.4   Entire Agreement.  This Agreement (including the Exhibits
                 ----------------
hereto and the MPW Disclosure Statement and the CNF Disclosure Statement) contains the entire agreement among the parties with respect to the acquisition of the MPW Shares and the CNF Shares and related transactions and supersedes all prior agreements, written or oral, with respect thereto; provided, however, that
                                                         --------- -------
the obligations of CNF, MPW and MSF under a certain Confidentiality Agreement dated September 15, 1995 shall continue in full force and effect.

          12.5   Waivers and Amendments.  This Agreement may be amended,
                 ----------------------
modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived only by a written instrument signed by the parties or, in the case of a waiver, the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity. The rights and remedies of any party arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

          12.6   Governing Law.  This Agreement shall be governed by and
                 -------------
construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State.

     12.7 No Assignment.  This Agreement is not assignable except by operation
          --------------
of law. To the extent either or both of the Trustees is grantor or grantors of The Funk Family 1992 Revocable Living Trust (the "Trust"), each agrees to take no action revoking or terminating the Trust. In the event the Trust is revoked by a third-party, each of the Trustees, in his or her capacity as Trustee, and individually, agrees to take such action and execute and deliver such documents and instruments as may be necessary to cause the owner of the MPW Shares to become a party to and bound by the terms and conditions of this Agreement.

          12.8   Variations in Pronouns.  All pronouns and any variations
                 ----------------------
thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

          12.9   Counterparts.  This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          12.10  Headings.  The headings in this Agreement are intended solely
                 --------
for convenience of reference and shall be given no effect in the interpretation of this Agreement.



                     [THE NEXT PAGE IS THE SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.



                          CORNUCOPIA NATURAL FOODS, INC.



                          By:/s/ Norman A. Cloutier
                             ----------------------------------------
                             Norman A. Cloutier
                             President


                             /s/ Michael S. Funk
                          --------------------------------------------
                             Michael S. Funk, individually
                             and as Trustee of The Funk Family
                             1992 Revocable Trust


                             /s/ Judith A. Funk
                          --------------------------------------------
                             Judith A. Funk, individually
                             and as Trustee of The Funk Family
                             1992 Revocable Trust

                          MOUNTAIN PEOPLE'S WAREHOUSE
                           INCORPORATED


                          By: /s/ Michael S. Funk
                             -----------------------------------------
                               Michael S. Funk
                               President

                                   EXHIBIT A
                                   ---------

See Employment Agreement filed as Exhibit 10.14.

                                      -82-